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                                                                   EXHIBIT 10.35


AMENDMENT


               AMENDMENT dated as of September 25, 1998 (this "Amendment"), to the AVIGEN, INC. COMMON STOCK AND WARRANT PURCHASE AGREEMENT dated August 7, 1998 (the "Purchase Agreement").

               WHEREAS, the parties to the Purchase Agreement desire to make certain modifications to the Purchase Agreement to the extent set forth herein;

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

               1. The Purchase Agreement is hereby amended by deleting the reference to "UI-USA, Inc." in the fourth line of the first paragraph of the Purchase Agreement, and substituting therefor "UNION D'ETUDES ET
D'INVESTISSEMENTS".

               2. Section 1 of the Purchase Agreement is amended by deleting "up to 2,000,000 shares" in the third line and substituting therefor "up to $6,000,000". Section 1 is further amended by deleting "up to 600,000 shares" in the fifth line and substituting therefor "shares equal to up to $1,200,000".

               3. Section 9.1 of the Purchase Agreement is amended by deleting "September 30, 1998" in the second line and substituting therefor "October 31, 1998" (such date to be referred to herein as the "Filing Date").

               4. The Purchase Agreement is hereby further amended (a) by deleting from the fifteenth, sixteenth, seventeenth, eighteenth and nineteenth lines of the first full paragraph of Section 9.4 of the Purchase Agreement the words "or the Placement Agent, respectively."

               5. The Purchase Agreement is hereby further amended by deleting in its entirety the first full paragraph of Section 9.4 of the Purchase Agreement.

               6. The Purchase Agreement is hereby further amended by deleting "UI USA" on the signature page of the Purchase Agreement and substituting therefor "UNION D'ETUDES ET D'INVESTISSEMENTS".

               7. Except as expressly amended hereby, the Purchase Agreement shall remain in full force and effect.

               8. This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California without regard to conflicts of law principles.



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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.


                                            AVIGEN, INC.

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                            UNION D'ETUDES ET D'INVESTISSEMENTS

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                            SCOR

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                            LEVEN

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                            OPG

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                            ---------------------------
                                            Allison Gushee Molkenthin